Exhibit 3.11

Industry Canada	Industrie Canada

Certificate	Certificat
of Amalgamation	de fusion

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

CASCADES CANADA INC.	454394-7

Name of corporation-Dénomination de la société	Corporation number-Numéro de la société

I hereby certify that the above-named corporation resulted from an amalgamation, under section 185 of the Canada Business Corporations Act, of the corporations set out in the attached articles of amalgamation.
Je certifie que la société susmentionnée est issue d’une fusion, en vertu de l’article 185 de la Loi canadienne sur les sociétés par actions, des sociétés dont les dénominations apparaissent dans les statuts de fusion ci-joints.

/s/ Richard G. Shaw Richard G. Shaw	January 1, 2010 / le 1 janvier 2010 Date of Amalgamation — Date de fusion
Director — Directeur

Industry Canada Canada Business Corporations Act	Industrie Canada Loi canadienne sur les sociétés par actions	FORM 9 ARTICLES OF AMALGAMATION (SECTION 185)	FORMULAIRE 9 STATUTS DE FUSION (ARTICLE 185)

1 —	Name of the Amalgamated Corporation	Dénomination sociale de la société issue de la fusion

CASCADES CANADA INC.

2 —	The province or territory in Canada where the registered office is to be situated	La province ou le territoire au Canada où se situera le siége social

Québec

3 —	The classes and any maximum number of shares that the corporation is authorized to issue	Catégories et tout nombre maximal d’actions que la société est autorisée à émettre

Voir I’annexe 1 ci-jointe fait partie intégrante du présent formulaire.
See annexed Schedule 1 which is incorporate in this form.

4 —	Restrictions, if any, on share transfers	Restrictions sur le transfert des actions, s’il y a lieu

Voir I’annexe 2 ci-jointe fait partie intégrante du présent formulaire. / See annexed Schedule 2 which is incorporate in this form.

5 —	Number (or minimum and maximum number) of directors	Nombre (ou nombre minimal et maximal) d’administrateurs

Minimum 1 — Maximum 10

6 —	Restrictions, if any, on business the corporation may carry on Aucune	Limites imposées à I’activité commerciale de la société, s’il y a lieu

7 —	Other provisions, if any	Autres dispositions, s’il y a lieu

Voir I’annexe 3 ci-jointe fait partie intégrante du présent formulaire.
See annexed Schedule 3 which is incorporate in this form.

8 —	The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows:	La fusion a été approuvée en accord avec I’article ou le paragraphe de la Loi indiqué ci-après

☐	183
☑	184	(1)
☐	184	(2)

9 —	Name of the amalgamating corporations	Corporation No.			Title	Tel. No.
	Dénomination sociale des sociétés fusionnantes	N° de la société	Signature	Date	Titre	N° de tél.

CASCADES CANADA INC.		4404971	/s/ Robert F. Hall	2009/12/15	secretaire	819-363-5116

6265642 CANADA INC.		6265642	/s/ Robert F. Hall	2009/12/15	secrétaire	819-363-5116
FOR DEPARTMENTAL USE ONLY — A L’USAGE DU MINISTÈRE SEULEMENT

IC 3190 (2004/12)

SCHEDULE 1
CASCADES CANADA INC.
ARTICLES OF AMALGAMATION
PART I — RIGHTS ATTACHING TO SHARES
The corporation is authorized to issue an unlimited number of common shares, 1,000 class “A” preferred shares, 1,000 class “B” preferred shares, 1,000 class “C” preferred shares, 1,000 class “D” preferred shares, an unlimited number of class “E” preferred shares, an unlimited number of class “F” preferred shares and 1,000 class “G” preferred shares, for an unlimited consideration.
1.	COMMON SHARES

The common shares shall have the following rights, privileges, restrictions and conditions:
1.1	Right to vote. The holders of common shares shall be entitled to receive notice of any meeting of the shareholders of the corporation, to attend such meeting and to vote thereat, and each common share shall confer unto each holder thereof one vote.

1.2	Dividend. The holders of common shares shall be entitled to receive all dividends declared by the corporation.

1.3	Share in the remaining property. Upon liquidation of the corporation, the holders of common shares shall be entitled to share in the remaining property of the corporation.
2.	CLASS “A” PREFERRED SHARES

The number of class “A” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
2.1.	Dividends. When the corporation shall declare dividends, each holder of class “A” shares shall be entitled to receive, to the extent of the dividends declared, an annual preferential and non-cumulative dividend of a maximum of three percent (3%) per year, computed on the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

2.2	Repayment. If, for any reason, and in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “A” shares shall be entitled, prior to the holders of the common shares, to the repayment of the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares.
Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “A” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “A” shares which they hold.
2.3	No right to additional share in profits. The Class “A” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

2.4	No right to vote. Subject to the provisions in the Canada Business Corporations Act, the holders of Class “A” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

2.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of Class “A” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at a value equal to their “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares. The redemption shall follow the procedure outlined in Section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “A” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares; and

(ii)	the fair market value of any property, other than a class “A” share, given by the corporation as payment for this consideration.

(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “A” shares, the corporation and each subscriber of class “A” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “A” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec,” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “A” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “A” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “A” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “A” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
2.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “A” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 2.5 above or the realizable value of the net assets of the corporation.
3.	CLASS “B” PREFERRED SHARES

The number of Class “B” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
3.1	Dividends. When the corporation shall declare dividends, each holder of class “B” shares shall be entitled to receive to the extent of the dividends declared, prior to the holders of class “A” shares, an annual preferential and non-cumulative dividend of a maximum of three and one quarter percent (3.25%) per year, computed on the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

3.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “B” shares shall entitled, prior to the holders of the common and class “A” shares, to the repayment of the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares.
Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “B” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “B” shares which they hold.
3.3	No right to additional share in profits. The class “B” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

3.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “B” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

3.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “B” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “B” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “B” shares on the total made from:

(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “B” shares; and

(ii)	the fair market value of any property, other than a class “B” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “B” shares, the corporation and each subscriber of class “B” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “B” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec,” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “B” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “B” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “B” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “B” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from other provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
3.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “B” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 3.5 above or the realizable value of the net assets of the corporation.

4.	CLASS “C” PREFERRED SHARES

The number of class “C” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
4.1	Dividends. When the corporation shall declare dividends, each holder of class “C” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A” and class “B” shares, an annual preferential and non-cumulative dividend of a maximum of three and two quarters percent (3.50%) per year, computed on the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

4.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “C” shares shall be entitled, prior to the holders of the common, class “A” and class “B” shares, to the repayment of the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “C” shares.
Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “C” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “C” shares which they hold.
4.3	No right to additional share in profits. The class “C” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

4.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “C” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

4.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “C” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class

“C” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “C” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares; and

(ii)	the fair market value of any property, other than a class “C” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “C” shares, the corporation and each subscriber of class “C” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “C” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “C” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “C” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “C” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “C” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
4.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the

corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “C” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 4.5 above or the realizable value of the net assets of the corporation.
5.	CLASS “D” PREFERRED SHARES

The number of class “D” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
5.1	Dividends. When the corporation shall declare dividends, each holder of class “D” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B” and class “C” shares, an annual preferential and non-cumulative dividend of a maximum of three and three quarters percent (3.75%) per year, computed on the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

5.2	Repayment. If, for any reason and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “D” shares shall be entitled, prior to the holders of the common, class “A”, class “B”, and class “C” shares, to the repayment of the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares.
Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “D” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “D” shares which they hold.
5.3	No right to additional share in profits. The class “D” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

5.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “D” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

5.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “D” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “D” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “D” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares; and

(ii)	the fair market value of any property, other than a class “D” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “D” shares, the corporation and each subscribe of class “D” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “D” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “D” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “D” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “D” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “D” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
5.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “D” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 5.5 above or the realizable value of the net assets of the corporation.
6.	CLASS “E” PREFERRED SHARES

The class “E” shares shall have the following rights, privileges, restrictions and conditions:
6.1	Dividends. When the corporation shall declare dividends, each holder of class “E” shares shall be entitled to receive pari passu with the holders of class “F” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C”, class “D” and class “G” shares, a quarterly preferential and cumulative dividend of nine percent (9%) per year, computed on the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

6.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “E” shares shall be entitled pari passu with the holders of class “F” shares, prior to the holders of the common, class “A”, class “B”, class “C”, class “D” and class “G” shares, to the repayment of the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares.
Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “E” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “E” shares which they hold.

6.3	No right to additional share in profits. The class “E” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

6.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “E” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

6.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “E” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of part II below.

6.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “E” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
7.	CLASS “F” PREFERRED SHARES

The class “F” shares shall have the following rights, privileges, restrictions and conditions:
7.1	Dividends. When the corporation shall declare dividends, each holder of class “F” shares shall be entitled to receive pari passu with the holders of class “E” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C”, class “D” and class “G” shares a quarterly preferential and cumulative dividend of eight point eight two five percent (8.825%) per year, computed on the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

7.2	Repayment. If, for any reason and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “F” shares shall be entitled pari passu with the holders of class “E” shares, prior to the holders of the common, class “A”, class

“B”, class “C”, class “D” and class “G” shares, to the repayment of the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares.
Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “F” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “F” shares which they hold.
7.3	No right to additional share in profits. The class “F” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

7.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “F” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

7.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “F” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of part II below.

7.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “F” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
8.	CLASS “G” PREFERRED SHARES

The number of class “G” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

8.1	Dividends. When the corporation shall declare dividends, each holder of class “G” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C” and class “D” shares, an annual preferential and non-cumulative dividend between zero percent (0%) and fifteen percent (15%) per year, computed on the “redemption value” of the class “G” shares, as defined herein in paragraph 8.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

8.2	Repayment. If, for any reason and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “G” shares shall be entitled, prior to the holders of the common, class “A”, class “B”, class “C” and class “D” shares, to the repayment of the “redemption value” of the class “G” shares, as defined herein in paragraph 8.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “G” shares.
Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “G” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “G” shares which they hold.
8.3	No right to additional share in profits. The class “G” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

8.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “G” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

8.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “G” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “G” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “G” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “G” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “G” shares; and

(ii)	the fair market value of any property, other than a class “G” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “G” shares, the corporation and each subscriber of class “G” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “G” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec,” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “G” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “G” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “G” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “G” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
8.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “G” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 8.5 above or the realizable value of the net assets of the corporation.
PART II — EXERCISE OF CERTAIN RIGHTS
1.	RIGHT TO REDEEM SHARES AT THE OPTION OF THE HOLDER
1.1	Redemption procedure. Each holder of the class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, who wishes to avail himself or herself of his or her right to redeem shares shall deliver to the registered office of the corporation or to the office of its transfer agent a notice in writing indicating the number of shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation as well as the date at which he or she wishes the redemption to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation and shall bear the signature of the person registered in the corporate records book as being the holder of these shares of the applicable class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation, and without regard to the other classes of shares, the corporation shall proceed to redeem the shares of the applicable class and shall have thirty (30) days from the date of redemption to pay to the shareholder of the applicable class, or, in the event of a redemption of all of the shares, to the former shareholder of the applicable Class, the redemption price of his or her shares.

1.2	Payment beyond the deadline. If the provisions of subsection 36(2) of the Canada Business Corporation Act prevent it from paying the full redemption price to a shareholder or to a former shareholder within the time frame specified above, the corporation shall pay a first installment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

1.3	Partial redemption. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this class which have not been retracted and redeemed.

1.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, so retracted by the shareholder and redeemed by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.

2.	RIGHT OF CORPORATION TO UNILATERALLY REDEEM SHARES
2.1	Redemption procedure. When the corporation plans to proceed with a redemption of class “A”, “B”, “C”, “D”, “E”, “F”, or “G” shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any holder of class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares whose shares are to be redeemed and who is registered in the corporate records book on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the corporate records book. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

2.2	Partial redemption. If the corporation proceeds to effect a partial redemption of the class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, this redemption shall be carried out proportionally to the number of issued and outstanding class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, regardless of fractional shares. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares which have not been redeemed.

2.3	Contents of the notice. The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding Class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender or the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

2.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares so redeemed unilaterally by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, the whole in accordance with the provisions of the Canada Business Corporations Act.
3.	RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT

The class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, purchased or otherwise acquired by mutual agreement, shall be automatically canceled at the date of their purchase or of their acquisition and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.

SCHEDULE 2
CASCADES CANADA INC.
ARTICLES OF AMALGAMATION
RESTRICTIONS ON SHARE TRANSFERS
     No securities of the corporation, other than non-convertible debt securities, shall be transferred without the consent of the directors expressed by resolution of the board, which consent, however, may validly be given after the transfer has been registered in the corporate records book, in which case the transfer shall be valid and take effect retroactively upon the date on which the transfer or assignment was recorded.

SCHEDULE 3
CASCADES CANADA INC.
ARTICLES OF AMALGAMATION
OTHER PROVISIONS
     The directors of the corporation may appoint one or more directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.

Industry Canada	Industrie Canada
Corporations Canada	Corporations Canada
Form 2
Changes to the registered office or the board of directors are to be made by filing Form 3 — Change of Registered Office Address or Form 6 — Changes Regarding Directors.
Instructions
4 At least 25 per cent of the directors of a corporation must be Canadian residents. If a corporation has four directors or less, at least one director must be a Canadian resident (subsection 105(3) of the Canada Business Corporations Act (CBCA)).
If the corporation is a “distributing” corporation, there must be at least three directors.
However, the board of directors of corporations operating in uranium mining, book publishing and distribution, book sale or film and video distribution must be comprised of a majority of Canadian residents (subsection 105(3.1) of the CBCA). If the space available is insufficient, please attach a schedule to the form.
5 Declaration
In the case of an incorporation, this form must be signed by the incorporator. In the case of an amalgamation or a continuance, this form must be signed by a director or an officer of the corporation (subsection 262.(2) of the CBCA).
General
The information you provide in this document is collected under the authority of the CBCA and will be stored in personal information bank number IC/PPU-049. Personal information that you provide is protected under the provisions of the Privacy Act. However, public disclosure pursuant to section 266 of the CBCA is permitted under the Privacy Act.
If you require more information, please consult our website at www.corporationscanada.ic.gc.ca or contact us at 613-941-9042 (Ottawa region), toll-free at 1-866-333-5556 or by email at corporationscanada@ic.gc.ca.

File documents online
(except for Articles of Amalgamation):
Corporations Canada Online
Filing Centre:
www.corporationscanada.ic.gc.ca
Or send documents by mail:
Director General,
Corporations Canada
Jean Edmonds Tower South
9th Floor
365 Laurier Ave. West
Ottawa ON K1A OC8
By Facsimile:
613-941-0999
Initial Registered Office Address and
First Board of Directors
(To be filed with Articles of Incorporation, Amalgamation and Continuance)
(Sections 19 and 106 of the Canada Business Corporations Act (CBCA))
1	Corporation name

CASCADES CANADA INC.

2	Address of registered office (must be a street address, a P.O. Box is not acceptable)
772, rue Sherbrooke Ouest
NUMBER AND STREET NAME

Montréal	Québec	H3A 1G1
CITY	PROVINCE/TERRITORY	POSTAL CODE
3	Mailing address (if different from the registered office)
SAME AS ABOVE ☑

ATTENTION OF

NUMBER AND STREET NAME

CITY	PROVINCE/TERRITORY	POSTAL CODE
4	Members of the board of directors

CANADA
RESIDENT
FIRST NAME	LAST NAME	RESIDENTIAL ADDRESS (must be a street address, a P.O. Box is not acceptable)	(YES/NO)
Robert F. Hall		1651, Simard Sherbrooke (Québec) J1J 3W9	Y

Laurent Lemaire		19, Rang des Buttes Warwick (Québec) J0A 1M0	Y

Alain Lemaire		396, rue Marie-Victorin Kingsey Falls (Québec) J0A 1B0	Y

Allan Hogg		10, Martel Kingsey Falls (Québec) J0A 1B0	Y
5	Declaration
I hereby certify that I have relevant knowledge and that I am authorized to sign and submit this form.
          /s/ Robert F. Hall

SIGNATURE

Robert F. Hall PRINT NAME	(819) 363-5116 TELEPHONE NUMBER
Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).
IC 2904 (2006/12)
B CORP 17 DEC’09:09

Exhibit 3.11

Industry Canada Industrie Canada

Certificate of Amendment

Certificat de modification

Canada Business Corporations Act

Loi canadienne sur les sociétés par actions

CASCADES CANADA INC.

440497-1

Name of corporation-Dénomination de la société

Corporation number-Numéro de la société

Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the *Canada Business Corporations Act* in accordance with the attached notice;	☐	a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint;
b) under section 27 of the *Canada Business Corporations Act* as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;
c) under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment;	☑	c) en vertu de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;
d) under section 191 of the *Canada Business Corporations Act* as set out in the attached articles of reorganization;	☐	d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

Richard G. Shaw
Director - Directeur

December 19, 2007 / le 19 décembre 2007

Date of Amendment - Date de modification

Canada

It Industry Canada Certificate of Amendment Canada Business Corporations Act Industrie Canada Certificat de modification Loi canadienne sur les socie’te’s par actions CASCADES CANADA INC. Name of corporation-Denomination de la soci6te I hereby certify that the articles of the above-named corporation were amended: under section 13 of the Canada Business Corporations Act in accordance with the attached notice; under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment; under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization; Richard G. Shaw Director — Directeur 440497-1 Corporation number-Numero de la societ6 Je certifie que les statuts de la societe susmentionnee ont 6t6 modifies: Q a) en vertu de 1’article 13 de la Loi canadienne sur les societes par actions, conforme’ment I 1’avis ci-joint; b) en vertu de I’article 27 de la Loi canadienne sur les societes par actions, tel qu’il est indiqu dans les clauses modificatrices ci-jointes ddsignant une se“rie d’actions; c) en vertu de I’article 179 de la Loi canadienne sur les societes par actions, tel qu’il est indique dans les clauses modificatrices ci-jointes; d) en vertu de 1’article 191 de la Loi canadienne sur les societes par actions, tel qu’il est indiqu dans les clauses de r6organisation ci-jointes; December 19,2007 / le 19 decembre 2007 Date of Amendment — Date de modification

Industry Canada — Industrie Canada
Corporations Canada — Corporations Canada

Articles of Amendment

Form 4

Instructions

A: If an amendment involves a change of corporate name (including the addition of the English or French version of the corporate name), the new name must comply with sections 10 and 12 of the CBCA as well as part 2 of the regulations, and the Articles of Amendment must be accompanied by a Canada-biased NUANS® search report dated not more than ninety (90) days prior to the receipt of the articles by Corporations Canada. A numbered name may be assigned under subsection 11(2) of the CBCA without a NUANS® search.

4 Declaration

General

Prescribed Fees

- Corporations Canada Online Filing Centre: $200
- By mail or fax: $200 paid by cheque payable to the Receiver General for Canada or by credit card (American Express®, MasterCard® or Visa®).

Important Reminders

Changes of registered office address and/or mailing address:
Complete and file Change of Registered Office Address (Form 3).

Changes of directors or changes of a director's address:
Complete and file Changes Regarding Directors (Form 6).

These forms can be filed electronically, by mail or by fax free of charge.

By Facsimile:
613-941-0999

1 Corporation name

CASCADES CANADA INC.

2 Corporation number

440497-1

3 The articles are amended as follows:
(Please note that more than one section can be filled out)

A: The corporation changes its name to:

B: The corporation changes the province or territory in Canada where the registered office is situated to:
(Do not indicate the full address)

C: The corporation changes the minimum and/or maximum number of directors to:
(For a fixed number of directors, please indicate the same number in both the minimum and maximum options)

minimum: maximum:

D: Other changes: (e.g., to the classes of shares, to restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles) **Please specify.**

b) by creating 1,000 Class "G" preferred shares to be issued for an unlimited consideration;

4 Declaration

[signature]
SIGNATURE

LOUISE PAUL, ASST. SECRETARY (514) 282-2606
PRINT NAME — TELEPHONE NUMBER

Canada

IC 3069 (2006/12)

B CORP 20 DEC '07 09:15

Industry Canada Industrie Canada Articles of Amendment Canada Cwpontttoni dradi (Section 27 or 177 of the Canada Business Corporations Act (CBCA)) Instructions 1 |Corporation name [5] Any changes in the articles of the corporation must be made in accordance with section 27 or 177 of the CBCA. CASCADES CANADA INC. A: If an amendment involves a change of corporate name (including the addition of the English or French version of the corporate name), the new name must compfywitn sections 10 and 12 of the CBCA as well as part 2 of the regulations, and 2 I Corporation number the Articles of Amendment must be accompanied by a ‘ Canada-biased NUANS search report dated not more than n p oayspnortothensceWoftneartiitebyairpcfatJons Canada. A numbered name may be assigned under subsection 11 (2) of the CBCA without a NUANS search 3 The articles are amended as follows: D: Any other amendments must correspond to the paragraphs and subparagraphs referenced in the articles being amended. | (Pl not tnrt mor than on aactlon can b nB xl out) If the space available Is Ireutffcfent, please attach a schedute to the form. A: The corporation changes its name to: [7) Declaration This fomi must be signed by a director or an officer of the corporation (subsection 262(2) of the CBCA). General The information you provide in this document is collected B: The corporation changes the province or territory In Canada where the registered office is situated to: that you provide Is protected under the provisions of the PrivatyAct However, public disclosure pursuant to section 266 of the CBCA Is permitted under the Privacy Act q. The cxarporation cnanges the minimum ard/w maximum rwrnber of dfewtors to: If you require more Information, ptease consult our website (For a fixed number of directors, please indicate the same number in both the minimum and at www.corporationscanada.lc.gc.ca or contact us at maximum options) 613-941 -9042 (Ottawa region), toll-free at 1 -866-333-5556 wbyemailatrorporationscanada@lc.gc.ca. minimum: maximum: Prescribed Fees Corporations Canada Online Rling Centre: $200 “: other cnanS681 (e-9-’to ie classes of shares, to restrictions on share transfers, to restrictions on the By mail or fax: $200 paid by cheque payable to the Receiver businesses of the corporation or to any other provisions that are permitted by the CBCA to be set General for Canada or by credit card (American Express , out in the Articles) Please specify. MasterCard or Visa”). a) by revoking and replacing Schedule I attached to the Articles of Amalgamation of Important Reminders the Corporation; Change of regWmd offte address and/or maWng CearrifteChaofRegOffceAddress(Rxrn3). Changes of directors or change of a director’s address: CompWe and mb Changes RegaroTng Directors (Form 6). c) by establishing the rights, privileges, restrictions and conditions attached to the These forms can be filed electronical, by mail or by fax free 1.000 Class “G” preferred shares of the Corporation as those described in Schedule of charge. 1-A attached to the Articles of Amendment prepared in connection with this amendment; and d) by amending and establishing the rank of the existing classes of shares, where it is required, as a result of the creation of the Class “G” preferred shares. File documents online: Corporations Canada Online Rllng Centre: I 4 I Declaration www.corporationscanada.fc.gc,ca Or send documents by mall: hat I am a director or an officer of the corporation. Director General, Corporationa Canada Jean Edmonds Tower South 9th Floor SSlSSTiStoce1 Mt/is TfiuL. Assr.S&terAAf (& AJL 3.-3.&QC, By Facsimile: MoteMhreprBJwtattaconsliS anoffanCT .imsurrsTiaofcomliSknapsr 613-941-0999 for a lann not exceetfnfl six moulds or both (subsection 250(1) of the CBCA). CanarE! VyC -l IfMjLd. (C 3069 {2008/12) 8 CORP 20 0C’0709; 15

SCHEDULE 1-A
CASCADES CANADA INC.
ARTICLES OF AMENDMENT
PART I — RIGHTS ATTACHING TO SHARES
The corporation is authorized to issue an unlimited number of common shares, 1,000 class “A” preferred shares, 1,000 class “B” preferred shares, 1,000 class “C” preferred shares, 1,000 class “D” preferred shares, an unlimited number of class “E” preferred shares, an unlimited number of class “F” preferred shares and 1,000 class “G” preferred shares, for an unlimited consideration.
1.	COMMON SHARES
The common shares shall have the following rights, privileges, restrictions and conditions:
1.1	Right to vote. The holders of common shares shall be entitled to receive notice of any meeting of the shareholders of the corporation, to attend such meeting and to vote thereat, and each common share shall confer unto each holder thereof one vote.

1.2	Dividend. The holders of common shares shall be entitled to receive all dividends declared by the corporation.

1.3	Share in the remaining property. Upon liquidation of the corporation, the holders of common shares shall be entitled to share in the remaining property of the corporation.
2.	CLASS “A” PREFERRED SHARES
The number of Class “A” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
2.1.	Dividends. When the corporation shall declare dividends, each holder of class “A” shares shall be entitled to receive, to the extent of the dividends declared, an annual preferential and non-cumulative dividend of a maximum of three percent (3%) per year, computed on the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

2.2	Repayment. If, for any reason, and in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “A” shares shall be entitled, prior to the holders of the common shares, to the repayment of the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “A” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “A” shares which they hold.
2.3	No right to additional share in profits. The class “A” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

2.4	No right to vote. Subject to the provisions in the Canada Business Corporations Act, the holders of class “A” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

2.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “A” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares. The redemption shall follow the procedure outlined in Section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “A” shares on the total made from:
(i) the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares; and

(ii) the fair market value of any property, other than a class “A” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “A” shares, the corporation and each subscriber of class “A” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “A” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec,” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “A” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “A” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “A” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “A” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
2.6	Right to purchase shares by mutual agreement. Subject to the provisions of sections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “A” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 2.5 above or the realizable value of the net assets of the corporation.
3.	CLASS “B” PREFERRED SHARES
The number of class “B” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

3.1	Dividends. When the corporation shall declare dividends, each holder of class “B” shares shall be entitled to receive to the extent of the dividends declared, prior to the holders of class “A” shares, an annual preferential and non-cumulative dividend of a maximum of three and one quarter percent (3.25%) per year, computed on the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

3.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “B” shares shall entitled, prior to the holders of the common and class “A” shares, to the repayment of the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “B” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “B” shares which they hold.
3.3	No right to additional share in profits. The class “B” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

3.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “B” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

3.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “B” shares, at any time and in his or discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “B” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “B” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “B” shares; and

(ii)	the fair market value of any property, other than a class “B” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “B” shares, the corporation and each subscriber of class “B” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “B” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “B” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “B” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “B” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “B” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from other provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
3.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “B” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 3.5 above or the realizable value of the net assets of the corporation.

4.	CLASS “C” PREFERRED SHARES
The number of class “C” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
4.1	Dividends. When the corporation shall declare dividends, each holder of class “C” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A” and class “B” shares, an annual preferential and non-cumulative dividend of a maximum of three and two quarters percent (3.50%) per year, computed on the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

4.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “C” shares shall be entitled, prior to the holders of the common, class “A” and class “B” shares, to the repayment of the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “C” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “C” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “C” shares which they hold.
4.3	No right to additional share in profits. The class “C” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

4.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “C” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

4.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “C” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class

“C” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “C” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares; and

(ii)	the fair market value of any property, other than a class “C” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “C” shares, the corporation and each subscribe of class “C” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “C” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “C” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “C” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “C” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “C” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
4.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the

corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “C” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 4.5 above or the realizable value of the net assets of the corporation.
5.	CLASS “D” PREFERRED SHARES
The number of class “D” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
5.1	Dividends. When the corporation shall declare dividends, each holder of class “D” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B” and class “C” shares, an annual preferential and non-cumulative dividend of a maximum of three and three quarters percent (3.75%) per year, computed on the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

5.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “D” shares shall be entitled, prior to the holders of the common, class “A”, class “B”, and class “C” shares, to the repayment of the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “D” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “D” shares which they hold.

5.3	No right to additional share in profits. The class “D” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

5.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “D” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

5.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “D” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “D” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “D” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares; and

(ii)	the fair market value of any property, other than a class “D” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “D” shares, the corporation and each subscribe of class “D” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “D” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministére du Revenu du Québec” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “D” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “D” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “D” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “D” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
5.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “D” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 5.5 above or the realizable value of the net assets of the corporation.
6.	CLASS “E” PREFERRED SHARES
The class “E” shares shall have the following rights, privileges, restrictions and conditions:
6.1	Dividends. When the corporation shall declare dividends, each holder of class “E” shares shall be entitled to receive pari passu with the holders of class “F” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C”, class “D” and class “G” shares, a quarterly preferential and cumulative dividend of nine percent (9%) per year, computed on the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

6.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “E” shares shall be entitled pari passu with the holders of class “F” shares, prior to the holders of the common, class “A”, class “B”, class “C”, class “D” and class “G” shares, to the repayment of the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “E” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “E” shares which they hold.

6.3	No right to additional share in profits. The class “E” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

6.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “E” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

6.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “E” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at a value equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of part II below.

6.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “E” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
7.	CLASS “F” PREFERRED SHARES
The class “F” shares shall have the following rights, privileges, restrictions and conditions:
7.1	Dividends. When the corporation shall declare dividends, each holder of class “F” shares shall be entitled to receive pari passu with the holders of class “E” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C”, class “D” and class “G” shares, a quarterly preferential and cumulative dividend of eight point eight two five percent (8.825%) per year, computed on the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

7.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “F” shares shall be entitled pari passu with the holders of class “E” shares, prior to the holders of the common, class “A”, class

“B”, class “C”, class “D” and class “G” shares, to the repayment of the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “F” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “F” shares which they hold.

7.3	No right to additional share in profits. The class “F” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

7.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “F” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

7.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “F” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of Part II below.

7.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “F” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
8.	CLASS “G” PREFERRED SHARES
The number of class “G” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:

8.1	Dividends. When the corporation shall declare dividends, each holder of class “G” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C” and class “D” shares, an annual preferential and non-cumulative dividend between zero percent (0%) and fifteen percent (15%) per year, computed on the “redemption value” of the class “G” shares, as defined herein in paragraph 8.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

8.2	Repayment. If, for any reason and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “G” shares shall be entitled, prior to the holders of the common, class “A”, class “B”, class “C” and class “D” shares, to the repayment of the “redemption value” of the class “G” shares, as defined herein in paragraph 8.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “G” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “G” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “G” shares which they hold.

8.3	No right to additional share in profits. The class “G” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

8.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “G” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

8.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “G” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “G” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “G” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “G” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “G” shares; and

(ii)	the fair market value of any property, other than a class “G” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “G” shares, the corporation and each subscriber of class “G” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “G” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “G” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “G” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “G” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “G” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
8.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “G” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 8.5 above or the realizable value of the net assets of the corporation.
PART II — EXERCISE OF CERTAIN RIGHTS
1.	RIGHT TO REDEEM SHARES AT THE OPTION OF THE HOLDER
1.1	Redemption procedure. Each holder of the class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, who wishes to avail himself or herself of his or her right to redeem shares shall deliver to the registered office of the corporation or to the office of its transfer agent a notice in writing indicating the number of shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation as well as the date at which he or she wishes the redemption to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation and shall bear the signature of the person registered in the corporate records book as being the holder of these shares of the applicable class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation, and without regard to the other classes of shares, the corporation shall proceed to redeem the shares of the applicable class and shall have thirty (30) days from the date of redemption to pay to the shareholder of the applicable class, or, in the event of a redemption of all of the shares, to the former shareholder of the applicable Class, the redemption price of his or her shares.

1.2	Payment beyond the deadline. If the provisions of subsection 36(2) of the Canada Business Corporation Act prevent it from paying the full redemption price to a shareholder or to a former shareholder within the time frame specified above, the corporation shall pay a first installment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

1.3	Partial redemption. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this class which have not been retracted and redeemed.

1.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, so retracted by the shareholder and redeemed by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.

2.	RIGHT OF CORPORATION TO UNILATERALLY REDEEM SHARES
2.1	Redemption procedure. When the corporation plans to proceed with a redemption of class “A”, “B”, “C”, “D”, “E”, “F”, or “G” shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any holder of class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares whose shares are to be redeemed and who is registered in the corporate records book on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the corporate records book. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

2.2	Partial redemption. If the corporation proceeds to effect a partial redemption of the class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, this redemption shall be carried out proportionally to the number of issued and outstanding class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, regardless of fractional shares. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares which have not been redeemed.

2.3	Contents of the notice. The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding Class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender or the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

2.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares so redeemed unilaterally by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, the whole in accordance with the provisions of the Canada Business Corporations Act.
3.	RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT
The class “A”, “B”, “C”, “D”, “E”, “F” or “G” shares, as the case may be, purchased or otherwise acquired by mutual agreement, shall be automatically cancelled at the date of their purchase or of their acquisition and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.

W&m Industry Canada Certificate of Amalgamation Canada Business Corporations Act Industrie Canada Certificat de fusion Loi canadienne sur les societes par actions CASCADES CANADA INC. Name of corporation-Denomination de la socie’te’ I hereby certify that the above-named corporation resulted from an amalgamation, under section 185 of the Canada Business Corporations Act, of the corporations set out in the attached articles of amalgamation. Richard G. Shaw Director — Directeur 440497-1 Corporation number-Nume“ro de la societe’ Je certifie que la societe susmentionnee est issue d’une fusion, en vertu de 1’article 185 de la Loi canadienne sur les societes par actions, des societes dont les denominations apparaissent dans les statuts de fusion ci-joints. December 29,2006 / le 29 d&embre 2006 Date of Amalgamation — Date de fusion

1 1 Industry Canada Industrie Canada FORM 9 FORMULAIRE 0 ARTICLES OF AMALGAMATION STATUTS DE FUSION Canada Business Loi canadienne sur les (SECTION 185) (ARTICLE 185) Corporations Act socMrtg par actions ‘ ‘ 1 — Name of the Amalgamated Corporation Denomination soclale de la societ issue de la fusion CASCADES CANADA INC. 2 — Trie province or territory in Canada where the registered office Is La province ou le terrrtoire au Canada ou te situera le siege social to be situated Quebec 3 - The classes and any maximum number of shares that the Categories et tout nombre maximal d’actlons qua la soclet est autorlaee corporation is authorized to Issue 4 emettre Voir I’annexe 1 d-jointe fait partie integrante du present formulaire. See annexed Schedule 1 which Is Incorporate in this form. 4 — Restrictions, if any, on share transfers Restrictions sur le transfer! des actions, s’il y a lieu Voir I’annexe 2 ci-jointe fait partie integrants du present formulaire. / See annexed Schedule 2 which is incorporate in this form. 5 — Number (or minimum and maximum number) of directors Nombre (ou nombre minimal et maximal) d’administrateurs Minimum 1 — Maximum 10 6 — Restrictions, if any, on business the corporation may carry on Limites imposees a I’activit commerciale de la society, s’il y a lieu Aucune 7 — Other provisions. If any Autres dispositions, s’il y a lieu Voir I’annexe 3 ci-jointe fait partie integrante du present formulaire. See annexed Schedule 3 which is incorporate in this form. 8 — The amalgamation has been approved pursuant to that section or La fusion a 6\6 approuvde en accord avec (‘article ou le paragraphe de la subsection of the Act which is indicated as follows: Lol Indlqud ci-apres D183 [TJ 184(1) Q 184(2) 9 — Name of the amalgamating corporations Corporation No. tsinnnturo Data Tit’8 Tel. No. Denomination aociale des societes fusionnames N° de la sociata aignaiure uata Titra N° de tel. CASCADES CANADA INC. 4211944 Vj -1 ‘ tot — TMSecretary t U SC -ylO 6671225 CANADA INC. 6671225 Cr s T ASU Jt. Z- — Zook-n-l i Secretary C S Mfcl-ftoo NEWFOUNDLAND CONTAINERS LIMITED t|yjQ Q J, 2 ob- fa- Secretary cm Jo) MM-Woo V ‘” “ ‘ FQR PEPAjrrrMgNTAL USEQMLY k AL ( AGEt?ttMlMlST EpL iyiENt f Q qi—) B 29 DEC’06 9:09

SCHEDULE 1
CASCADES CANADA INC.
ARTICLES OF AMALGAMATION
PART I – RIGHTS ATTACHING TO SHARES
The corporation is authorized to issue an unlimited number of common shares, 1,000 class “A” shares, 1,000 class “B” shares, 1,000 class “C” shares, 1,000 class “D” shares, an unlimited number of class “E” preferred shares and an unlimited number of class “F” preferred shares, for an unlimited consideration.
1.	COMMON SHARES

The common shares shall have the following rights, privileges, restrictions and conditions:
1.1	Right to vote. The holders of common shares shall be entitled to receive notice of any meeting of the shareholders of the corporation, to attend such meeting and to vote thereat, and each common share shall confer unto each holder thereof one vote.

1.2	Dividend. The holders of common shares shall be entitled to receive all dividends declared by the corporation.

1.3	Share in the remaining property. Upon liquidation of the corporation, the holders of common shares shall be entitled to share in the remaining property of the corporation.
2.	CLASS “A” PREFERRED SHARES

The number of class “A” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
2.1.	Dividends. When the corporation shall declare dividends, each holder of class “A” shares shall be entitled to receive, to the extent of the dividends declared, an annual preferential and non-cumulative dividend of a maximum of three percent (3%) per year, computed on the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

2.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “A” shares shall be entitled, prior to the holders of the common shares, to repayment of the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares.

Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “A” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “A” shares which they hold.

2.3	No right to additional share in profits. The class “A” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

2.4	No right to vote. Subject to the provisions in the Canada Business Corporations Act, the holders of class “A” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

2.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “A” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “A” shares on the total made from:
(i) the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares; and
(ii) the fair market value of any property, other than a class “A” share, given by the corporation as payment for this consideration.

(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “A” shares, the corporation and each subscriber of class “A” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “A” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “A” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “A” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “A” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “A” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
2.6	Right to purchase shares by mutual agreement. Subject to the provisions of sections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “A” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 2.5 above or the realizable value of the net assets of the corporation.
3.	CLASS “B” PREFERRED SHARES

The number of Class “B” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
3.1	Dividends. When the corporation shall declare dividends, each holder of class “B” shares shall be entitled to receive to the extent of the dividends declared, prior to the holders of class “A” shares, an annual preferential and non-cumulative dividend of a maximum of three and one quarter percent (3.25%) per year, computed on the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

3.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “B” shares shall entitled, prior to the holders of the common and class “A” shares, to the repayment of the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “B” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “B” shares which they hold.

3.3	No right to additional share in profits. The class “B” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

3.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “B” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

3.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “B” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “B” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “B” shares on the total made from:

(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “B” shares; and

(ii)	the fair market value of any property, other than a class “B” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “B” shares, the corporation and each subscriber of class “B” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “B” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministére du Revenu du Québec” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “B” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “B” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “B” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “B” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
3.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “B” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 3.5 above or the realizable value of the net assets of the corporation.

4.	CLASS “C” PREFERRED SHARES

The number of class “C” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
4.1	Dividends. When the corporation shall declare dividends, each holder of class “C” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A” and class “B” shares, an annual preferential and non-cumulative dividend of a maximum of three and two quarters percent (3.50%) per year, computed on the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

4.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “C” shares shall be entitled, prior to the holders of the common, class “A” and class “B” shares, to the repayment of the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “C” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “C” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “C” shares which they hold.

4.3	No right to additional share in profits. The class “C” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

4.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “C” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

4.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “C” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class

“C” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “C” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares; and

(ii)	the fair market value of any property, other than a class “C” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “C” shares, the corporation and each subscriber of class “C” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “C” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “C” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “C” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “C” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “C” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
4.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the

corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “C” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 4.5 above or the realizable value of the net assets of the corporation.
5.	CLASS “D” PREFERRED SHARES

The number of class “D” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
5.1	Dividends. When the corporation shall declare dividends, each holder of class “D” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B” and class “C” shares, an annual preferential and non-cumulative dividend of a maximum of three and three quarters percent (3.75%) per year, computed on the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

5.2	Repayment. If, for any reason and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “D” shares shall be entitled, prior to the holders of the common, class “A”, class “B”, and class “C” shares, to the repayment of the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “D” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “D” shares which they hold.

5.3	No right to additional share in profits. The class “D” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

5.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “D” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

5.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “D” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “D” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares; and

(ii)	the fair market value of any property, other than a class “D” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “D” shares, the corporation and each subscriber of class “D” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “D” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “D” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “D” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “D” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “D” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
5.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “D” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 5.5 above or the realizable value of the net assets of the corporation.
6.	CLASS “E” PREFERRED SHARES

The class “E” shares shall have the following rights, privileges, restrictions and conditions:
6.1	Dividends. When the corporation shall declare dividends, each holder of class “E” shares shall be entitled to receive pari passu with the holders of class “F” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C” and class “D” shares, a quarterly preferential and cumulative dividend of nine percent (9%) per year, computed on the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

6.2	Repayment. If, for any reason and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “E” shares shall be entitled to receive pari passu with the holders of class “F” shares, prior to the holders of the common, class “A”, class “B”, class “C” and class “D” shares, to repayment of the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “E” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “E” shares which they hold.

6.3	No right to additional share in profits. The class “E” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

6.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “E” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

6.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “E” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of Part II below.

6.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “E” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
7.	CLASS “F” PREFERRED SHARES

The class “F” shares shall have the following rights, privileges, restrictions and conditions:
7.1	Dividends. When the corporation shall declare dividends, each holder of class “F” shares shall be entitled to receive pari passu with the holders of class “E” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C” and class “D” shares, a quarterly preferential and cumulative dividend of eight point eight two five percent (8.825%) per year, computed on the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

7.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “F” shares shall be entitled to receive pari passu with the holders of class “E” shares, prior to the holders of the common, class “A”, class “B”, class “C” and class “D” shares, to repayment of the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “F” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “F” shares which they hold.

7.3	No right to additional share in profits. The class “F” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

7.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “F” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

7.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “F” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of Part II below.

7.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “F” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
PART II – EXERCISE OF CERTAIN RIGHTS
1.	RIGHT TO REDEEM SHARES AT THE OPTION OF THE HOLDER
1.1	Redemption procedure. Each holder of the class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, who wishes to avail himself or herself of his or her right to redeem shares shall deliver to the registered office of the corporation or to the office of its transfer agent a notice in writing indicating the number of shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation as well as the date at which he or she wishes the redemption to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation and shall bear the signature of the person registered in the corporate records book as being the holder of these shares of the applicable class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation, and without regard to the other classes of shares, the corporation shall proceed to redeem the shares of the applicable class and shall have thirty (30) days from the date of redemption to pay to the shareholder of the applicable class, or, in the event of a redemption of all of the shares, to the former shareholder of the applicable Class, the redemption price of his or her shares.
1.2	Payment beyond the deadline. If the provisions of subsection 36(2) of the Canada Business Corporations Act prevent it from paying the full redemption price to a shareholder or to a former shareholder within the time frame specified above, the corporation shall pay a first installment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

1.3	Partial redemption. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this class which have not been retracted and redeemed.

1.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, so retracted by the shareholder and redeemed by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.
2.	RIGHT OF CORPORATION TO UNILATERALLY REDEEM SHARES
2.1	Redemption procedure. When the corporation plans to proceed with a redemption of class “A”, “B”, “C”, “D”, “E” or “F” shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any holder of class “A”, “B”, “C”, “D”, “E” or “F” shares whose shares are to be redeemed and who is registered in the corporate records book on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the corporate records book. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

2.2	Partial redemption. If the corporation proceeds to effect a partial redemption of the class “A”, “B”, “C”, “D”, “E” or “F” shares, this redemption shall be carried out proportionally to the number of issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares, regardless of fractional shares. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her class “A”, “B”, “C”, “D”, “E” or “F” shares which have not been redeemed.

2.3	Contents of the notice. The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender or the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

2.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E” or “F” shares so redeemed unilaterally by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the class “A”, “B”, “C”, “D”, “E”, or “F” shares, the whole in accordance with the provisions of the Canada Business Corporations Act.
3.	RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT

The class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, purchased or otherwise acquired by mutual agreement, shall be automatically cancelled at the date of their purchase or of their acquisition and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.

SCHEDULE 2
RESTRICTIONS ON SHARE TRANSFERS
     No securities of the corporation, other than non-convertible debt securities, shall be transferred without the consent of the directors expressed by resolution of the board, which consent, however, may validly be given after the transfer has been registered in the corporate records book, in which case the transfer shall be valid and take effect retroactively upon the date on which the transfer or assignment was recorded.

SCHEDULE 3
OTHER PROVISIONS
     The directors of the corporation may appoint one or more directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.

Industry Canada | Industrie Canada

Certificate of Amendment

Certificat de modification

Canada Business Corporations Act

Loi canadienne sur les sociétés par actions

CASCADES CANADA INC.

421194-4

Name of corporation-Dénomination de la société

Corporation number-Numéro de la société

Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the *Canada Business Corporations Act* in accordance with the attached notice;	☐	a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint;
b) under section 27 of the *Canada Business Corporations Act* as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;
c) under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment;	☑	c) en vertu de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;
d) under section 191 of the *Canada Business Corporations Act* as set out in the attached articles of reorganization;	☐	d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

Richard G. Shaw
Director - Directeur

May 1, 2006 / le 1 mai 2006

Date of Amendment - Date de modification

Canada

Til Industry Canada Certificate of Amendment Canada Business Corporations Act Industrie Canada Certificat de modification Loi canadienne sur les societes par actions CASCADES CANADA INC. Name of corporation-Denomination de la soci&6 I hereby certify that the articles of the above-named corporation were amended: under section 13 of the Canada Business Corporations Act in accordance with the attached notice; under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment; under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization; Richard G. Shaw Director — Directeur 421194-4 Corporation number-Numero de la soci&e’ Je certifie que les statuts de la societe susmentionnde ont etc” modifies: Q a) en vertu de 1’article 13 de la Loi canadienne sur les societes par actions, conforme’ment a 1’avis ci-joint; D b) en vertu de 1’article 27 de la Loi canadienne sur les societes par actions, tel qu’il est indiqu6 dans les clauses modificatrices ci-jointes de“signant une se“rie d’actions; 0 c) en vertu de 1’article 179 de la Loi canadienne sur les societes par actions, tel qu’il est indiqu6 dans les clauses modificatrices ci-jointes; D d) en vertu de 1’article 191 de la Loi canadienne sur les societes par actions, tel qu’il est indique dans les clauses de reorganisation ci-jointes; May 1,2006 / le 1 mai 2006 Date of Amendment — Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions		

1 – Name of the Corporation – Dénomination sociale de la société	2 – Corporation No. – N° de la société
CASCADES CANADA INC.	421194-4

3 – The articles of the above-named corporation are amended as follows: **Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :**

Date	Signature	4 – Capacity of – En qualité de
2006-04-28	(s) Robert F. Hall	administrateur
For Departmental Use Only À l'usage du ministère seulement Filed Déposé ►	Printed Name – Nom en lettres moulées Robert F. Hall	Canada

IC 3069 (2001/11)

DAB MULTIMÉDIA

Industry Canada Industrie Canada FORM 4 FORMULE4 ARTICLES OF AMENDMENT CLAUSES MODIFICATRICES Canada Business Loi canadtenne sur (SECTION 27 OR 177) (ARTICLES 27 OU 177) Corporations Act tes societte par actions 1-Name of the Corporation-D4nomlrwrtk>n oclaled l ocl 4 I 2-CorporationNo.-N°delaaocUM CASCADES CANADA INC. 421194-4 3 — Th articles of the above-named corporation are amended a follow : Le statuts de la aocMU mentlonnee ckie ut sont modHUs de la facon aulvanta: By the creation of an unlimited number of class “F” shares having the rights, privileges, restrictions and conditions set out in Schedule 1 attached to the present Articles of Amendment. By amending and establishing the rank of the existing classes of shares, where it is required, as a result of the creation of the above- mentioned shares. By repealing Schedule 1 attached to the articles of amendment of the Corporation and replacing same with Schedule 1 attached to the present Articles of Amendment establishing the rights, privileges, restrictions and conditions attached to the common shares, class “A”, class “B”, class “C”, class “D”, class “E” and class “F” shares. Date Signature 4-Capacity of-En quant de 2006-04-28 (s) Robert F. Hall administrates For Departmental dm Only Printed Nam — Norn n lettres moulen A l’u aga du mlnlstere settlement ___sz. I“TM I Canada IC 3069 (2001/11) DAB MULTIMEDIA

SCHEDULE A
CASCADES CANADA INC.
ARTICLES OF AMENDMENT
PART I — RIGHTS ATTACHING TO SHARES
The corporation is authorized to issue an unlimited number of common shares, 1,000 class “A” shares, 1,000 class “B” shares, 1,000 class “C” shares, 1,000 class “D” shares, an unlimited number of class “E” preferred shares and an unlimited number of class “F” preferred shares, for an unlimited consideration.
1.	COMMON SHARES

The common shares shall have the following rights, privileges, restrictions and conditions:
1.1	Right to vote. The holders of common shares shall be entitled to receive notice of any meeting of the shareholders of the corporation, to attend such meeting and to vote thereat, and each common share shall confer unto each holder thereof one vote.

1.2	Dividend. The holders of common shares shall be entitled to receive all dividends declared by the corporation.

1.3	Share in the remaining property. Upon liquidation of the corporation, the holders of common shares shall be entitled to share in the remaining property of the corporation.
2.	CLASS “A” PREFERRED SHARES

The number of class “A” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
2.1.	Dividends. When the corporation shall declare dividends, each holder of class “A” shares shall be entitled to receive, to the extent of the dividends declared, an annual preferential and non-cumulative dividend of a maximum of three percent (3%) per year, computed on the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

2.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of the common shares, to repayment of the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares.

Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “A” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “A” shares which they hold.

2.3	No right to additional share in profits. The class “A” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

2.4	No right to vote. Subject to the provisions in the Canada Business Corporations Act, the holders of class “A” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

2.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “A” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “A” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares; and

(ii)	the fair market value of any property, other than a class “A” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “A” shares, the corporation and each subscriber of class “A” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “A” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “A” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “A” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “A” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “A” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
2.6	Right to purchase shares by mutual agreement. Subject to the provisions of sections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “A” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 2.5 above or the realizable value of the net assets of the corporation.
3.	CLASS “B” PREFERRED SHARES

The number of Class “B” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
3.1	Dividends. When the corporation shall declare dividends, each holder of class “B” shares shall be entitled to receive to the extent of the dividends declared, prior to the holders of class “A” shares, an annual preferential and non-cumulative dividend of a maximum of three and one quarter percent (3.25%) per year, computed on the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

3.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “B” shares shall entitled, prior to the holders of the common and class “A” shares, to the repayment of the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “B” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “B” shares which they hold.

3.3	No right to additional share in profits. The class “B” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

3.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “B” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

3.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “B” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “B” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “B” shares on the total made from:

(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “B” shares; and

(ii)	the fair market value of any property, other than a class “B” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “B” shares, the corporation and each subscriber of class “B” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “B” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec” or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “B” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “B” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “B” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “B” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
3.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “B” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 3.5 above or the realizable value of the net assets of the corporation.
4.	CLASS “C” PREFERRED SHARES

The number of class “C” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
4.1	Dividends. When the corporation shall declare dividends, each holder of class “C” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A” and class “B” shares, an annual preferential and non-cumulative dividend of a maximum of three and two quarters percent (3.50%) per year, computed on the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

4.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “C” shares shall be entitled, prior to the holders of the common, class “A” and class “B” shares, to the repayment of the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “C” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “C” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “C” shares which they hold.

4.3	No right to additional share in profits. The class “C” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

4.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “C” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

4.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “C” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “C” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.

(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “C” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares; and

(ii)	the fair market value of any property, other than a class “C” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “C” shares, the corporation and each subscriber of class “C” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “C” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “C” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “C” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “C” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “C” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
4.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “C” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 4.5 above or the realizable value of the net assets of the corporation.
5.	CLASS “D” PREFERRED SHARES

The number of class “D” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
5.1	Dividends. When the corporation shall declare dividends, each holder of class “D” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B” and class “C” shares, an annual preferential and non-cumulative dividend of a maximum of three and three quarters percent (3.75%) per year, computed on the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

5.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “D” shares shall be entitled, prior to the holders of the common, class “A”, class “B”, and class “C” shares, to the repayment of the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “D” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “D” shares which they hold.

5.3	No right to additional share in profits. The class “D” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

5.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “D” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

5.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “D” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “D” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares; and

(ii)	the fair market value of any property, other than a class “D” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “D” shares, the corporation and each subscribe of class “D” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “D” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “D” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “D” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “D” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “D” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
5.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “D” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 5.5 above or the realizable value of the net assets of the corporation.
6.	CLASS “E” PREFERRED SHARES

The class “E” shares shall have the following rights, privileges, restrictions and conditions:
6.1	Dividends. When the corporation shall declare dividends, each holder of class “E” shares shall be entitled to receive pari passu with the holders of class “F” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C” and class “D” shares, a quarterly preferential and cumulative dividend of nine percent (9%) per year, computed on the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

6.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “E” shares shall be entitled to receive pari passu with the holders of class “F” shares, prior to the holders of the common, class “A”, class “B”, class “C” and class “D” shares, to repayment of the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “E” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “E” shares which they hold.

6.3	No right to additional share in profits. The class “E” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

6.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “E” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

6.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “E” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of Part II below.

6.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “E” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
7.	CLASS “F” PREFERRED SHARES

The class “F” shares shall have the following rights, privileges, restrictions and conditions:
7.1	Dividends. When the corporation shall declare dividends, each holder of class “F” shares shall be entitled to receive pari passu with the holders of class “E” shares, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C” and class “D” shares, a quarterly preferential and cumulative dividend of eight point eight two five percent (8.825%) per year, computed on the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

7.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “F” shares shall be entitled to receive pari passu with the holders of class “E” shares, prior to the holders of the common, class “A”, class “B”, class “C” and class “D” shares, to repayment of the “redemption value” of the class “F” shares, as defined herein in paragraph 7.5 as “redemption value,” to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “F” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “F” shares which they hold.

7.3	No right to additional share in profits. The class “F” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

7.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “F” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

7.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “F” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “F” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of Part II below.

7.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “F” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
PART II — EXERCISE OF CERTAIN RIGHTS
1.	RIGHT TO REDEEM SHARES AT THE OPTION OF THE HOLDER
1.1	Redemption procedure. Each holder of the class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, who wishes to avail himself or herself of his or her right to redeem shares shall deliver to the registered office of the corporation or to the office of its transfer agent a notice in writing indicating the number of shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation as well as the date at which he or she wishes the redemption to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation and shall bear the signature of the person registered in the corporate records book as being the holder of these shares of the applicable class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation, and without regard to the other classes of shares, the corporation shall proceed to redeem the shares of the applicable class and shall have thirty (30) days from the date of redemption to pay to the shareholder of the applicable class, or, in the event of a redemption of all of the shares, to the former shareholder of the applicable Class, the redemption price of his or her shares.

1.2	Payment beyond the deadline. If the provisions of subsection 36(2) of the Canada Business Corporations Act prevent it from paying the full redemption price to a shareholder or to a former shareholder within the time frame specified above, the corporation shall pay a first installment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

1.3	Partial redemption. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this class which have not been retracted and redeemed.

1.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, so retracted by the shareholder and redeemed by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.
2.	RIGHT OF CORPORATION TO UNILATERALLY REDEEM SHARES
2.1	Redemption procedure. When the corporation plans to proceed with a redemption of class “A”, “B”, “C”, “D”, “E” or “F” shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any holder of class “A”, “B”, “C”, “D”, “E” or “F” shares whose shares are to be redeemed and who is registered in the corporate records book on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the corporate records book. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

2.2	Partial redemption. If the corporation proceeds to effect a partial redemption of the class “A”, “B”, “C”, “D”, “E” or “F” shares, this redemption shall be carried out proportionally to the number of issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares, regardless of fractional shares. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her class “A”, “B”, “C”, “D”, “E” or “F” shares which have not been redeemed.

2.3	Contents of the notice. The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding class “A”, “B”, “C”, “D”, “E” or “F” shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender or the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

2.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D”, “E” or “F” shares so redeemed unilaterally by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the class “A”, “B”, “C”, “D”, “E”, or “F” shares, the whole in accordance with the provisions of the Canada Business Corporations Act.
3.	RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT

The class “A”, “B”, “C”, “D”, “E” or “F” shares, as the case may be, purchased or otherwise acquired by mutual agreement, shall be automatically cancelled at the date of their purchase or of their acquisition and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

CASCADES CANADA INC.

421194-4

Name of corporation-Dénomination de la société

Corporation number-Numéro de la société

Je certifie que les statuts de la société susmentionnée ont été modifiés:

☐ a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint;

☐ b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;

☐ d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

Richard G. Shaw
Director - Directeur

February 23, 2006 / le 23 février 2006

Date of Amendment - Date de modification

Canada

Industry Canada Certificate of Amendment Canada Business Corporations Act Industrie Canada Certificat de modification Loi canadienne sur les societes par actions CASCADES CANADA INC. Name of corporation-Denomination de la societe I hereby certify that the articles of the above-named corporation were amended: under section 13 of the Canada Business Corporations Act in accordance with the attached notice; under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment; under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization; Richard G. Shaw Director — Directeur 421194-4 Corporation number-NumeYo de la soci6t6 Je certifie que les statuts de la societe susmentionnee ont 6t6 modifies: Q a) en vertu de 1’article 13 de la Loi canadienne sur les societes par actions, conformement i 1’avis ci-joint; D b) en vertu de 1’article 27 de la Loi canadienne sur les societes par actions, tel qu’il est indiqu dans les clauses modificatrices ci-jointes de’signant une s6rie d’actions; 0 c) en vertu de 1’article 179 de la Loi canadienne sur les soci&tes par actions, tel qu’il est indiqu dans les clauses modificatrices ci-jointes; Q d) en vertu de 1’article 191 de la Loi canadienne sur les societ&s par actions, tel qu’il est indiqu dans les clauses de reorganisation ci-jointes; February 23,2006 / le 23 fevrier 2006 Date of Amendment — Date de modification

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)

FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

1 – Name of the Corporation – Dénomination sociale de la société	2 – Corporation No. – N° de la société
CASCADES CANADA INC.	421194-4

3 – The articles of the above-named corporation are amended as follows: Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

Date	Signature	4 – Capacity of – En qualité de
2006-02-17		administrateur
For Departmental Use Only À l'usage du ministère seulement Filed Déposé ▶	Printed Name – Nom en lettres moulées Robert F. Hall /s/ Robert F. Hall	

Canada

IC 3069 (2001/11)

DAB MULTIMÉDIA

Industry Canada Industrie Canada FORM 4 FORMULE4 ARTICLES OF AMENDMENT CLAUSES MODIFICATRICES Canada Business Lol canadienne sur (SECTION 27 OR 177) (ARTICLES 27 OU 177) Corporations Act les societes par actions 1 — nmiw of tt) Corporation — Denomination social d l tocltt I 2 -Corporation No. — N de la aoclet CASCADES CANADA INC. 421194-4 3 — The article of the above-named corporation are amended as follow : Lea statuts de la aoclett mentfonnee cl-d su tont modHU de la figon iiitvant : By the creation of an unlimited number of class “E” shares having the rights, privileges, restrictions and conditions set out in Schedule 1 attached to the present Articles of Amendment. By amending and establishing the rank of the existing classes of shares, where it is required, as a result of the creation of the above- mentioned shares. By repealing Schedule 1 attached to the articles of amalgamation of the Corporation and replacing same with Schedule 1 attached to the present Articles of Amendment establishing the rights, privileges, restrictions and conditions attached to the common shares, class “A”, class “B”, class “C”, class “D” and class “E” shares. By repealing Schedule 2 attached to the articles of amalgamation of the Corporation and replacing same with Schedule 2 attached to the present Articles of Amendment establishing the provisions relating to the restrictions on share transfers. By repealing Schedule 3 attached to the articles of amalgamation of the Corporation and replacing same with Schedule 3 attached to the present Articles of Amendment establishing the provisions relating to the other provisions. Date Signature 4 — Capacity of — En quillW da 2006-02-17 administrates For Departmental Use Only Printed Name-Nom en tottfwmoulee A I’usage du ministers seultnwnt Ftted Robert F. Hall /s/ Robert F. Hail I I VydllelLlcl 1C 3069 (2001/11) DAB MULTIMEDIA

SCHEDULE A
CASCADES CANADA INC.
ARTICLES OF AMENDMENT
PART I — RIGHTS ATTACHING TO SHARES
The corporation is authorized to issue an unlimited number of common shares, 1,000 class “A” shares, 1,000 class “B” shares, 1,000 class “C” shares, 1,000 class “D” shares, and an unlimited number of class “E” preferred shares, for an unlimited consideration.
1.	COMMON SHARES

The common shares shall have the following rights, privileges, restrictions and conditions:
1.1	Right to vote. The holders of common shares shall be entitled to receive notice of any meeting of the shareholders of the corporation, to attend such meeting and to vote thereat, and each common share shall confer unto each holder thereof one vote.

1.2	Dividend. The holders of common shares shall be entitled to receive all dividends declared by the corporation.

1.3	Share in the remaining property. Upon liquidation of the corporation, the holders of common shares shall be entitled to share in the remaining property of the corporation.
2.	CLASS “A” PREFERRED SHARES

The number of class “A” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
2.1.	Dividends. When the corporation shall declare dividends, each holder of class “A” shares shall be entitled to receive, to the extent of the dividends declared, an annual preferential and non-cumulative dividend of a maximum of three percent (3%) per year, computed on the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

2.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “A” shares shall be entitled, prior to the holders of the common shares, to repayment of the “redemption value” of the class “A” shares, as defined herein in paragraph 2.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares.

Insufficient assets

If the assets of the corporation are insufficient in order to pay to the holders of class “A” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “A” shares which they hold.

2.3	No right to additional share in profits. The class “A” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

2.4	No right to vote. Subject to the provisions in the Canada Business Corporations Act, the holders of class “A” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

2.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “A” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “A” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “A” shares on the total made from:
(i) the amount paid, in respect of these shares, to the stated capital account maintained for the class “A” shares; and

(ii) the fair market value of any property, other than a class “A” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “A” shares, the corporation and each subscriber of class “A” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “A” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “A” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “A” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “A” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “A” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
2.6	Right to purchase shares by mutual agreement. Subject to the provisions of sections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “A” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 2.5 above or the realizable value of the net assets of the corporation.
3.	CLASS “B” PREFERRED SHARES

The number of Class “B” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
3.1	Dividends. When the corporation shall declare dividends, each holder of class “B” shares shall be entitled to receive to the extent of the dividends declared, prior to the holders of class “A” shares, an annual preferential and non-cumulative dividend of a maximum of three and one quarter percent (3.25%) per year, computed on the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

3.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “B” shares shall entitled, prior to the holders of the common and class “A” shares, to the repayment of the “redemption value” of the class “B” shares, as defined herein in paragraph 3.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “B” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “B” shares which they hold.

3.3	No right to additional share in profits. The class “B” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

3.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “B” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

3.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “B” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “B” shares. The redemption shall follow the procedure outlined in section (A) of part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “B” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “B” shares on the total made from:

(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “B” shares; and

(ii)	the fair market value of any property, other than a class “B” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “B” shares, the corporation and each subscriber of class “B” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “B” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “B” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “B” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “B” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “B” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
3.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “B” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 3.5 above or the realizable value of the net assets of the corporation.

4.	CLASS “C” PREFERRED SHARES

The number of class “C” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
4.1	Dividends. When the corporation shall declare dividends, each holder of class “C” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A” and class “B” shares, an annual preferential and non-cumulative dividend of a maximum of three and two quarters percent (3.50%) per year, computed on the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

4.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “C” shares shall be entitled, prior to the holders of the common, class “A” and class “B” shares, to the repayment of the “redemption value” of the class “C” shares, as defined herein in paragraph 4.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “C” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “C” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “C” shares which they hold.

4.3	No right to additional share in profits. The class “C” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

4.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “C” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

4.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “C” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class

“C” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the Class “C” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “C” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “C” shares; and

(ii)	the fair market value of any property, other than a class “C” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the class “C” shares, the corporation and each subscriber of class “C” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “C” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “C” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “C” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “C” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “C” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
4.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the

corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “C” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 4.5 above or the realizable value of the net assets of the corporation.
5.	CLASS “D” PREFERRED SHARES

The number of class “D” shares shall be 1,000 and the consideration, added to the stated capital account maintained for these shares, shall be unlimited; the following rights, privileges, restrictions and conditions shall attach thereto:
5.1	Dividends. When the corporation shall declare dividends, each holder of class “D” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B” and class “C” shares, an annual preferential and non-cumulative dividend of a maximum of three and three quarters percent (3.75%) per year, computed on the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value”. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

5.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “D” shares shall be entitled, prior to the holders of the common, class “A”, class “B”, and class “C” shares, to the repayment of the “redemption value” of the class “D” shares, as defined herein in paragraph 5.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “D” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “D” shares which they hold.

5.3	No right to additional share in profits. The class “D” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

5.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “D” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

5.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “D” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem, all or part of his or her shares, at a value equal to their “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “D” shares. The redemption shall follow the procedure outlined in section (A) of Part II below.
(a)	Retraction value

The “redemption value” shall be the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the corporation at the time of the issue of these class “D” shares on the total made from:
(i)	the amount paid, in respect of these shares, to the stated capital account maintained for the class “D” shares; and

(ii)	the fair market value of any property, other than a class “D” share, given by the corporation as payment for this consideration.
(b)	Determination of the fair market value of the consideration

At the time of the issue of the Class “D” shares, the corporation and each subscriber of class “D” shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the corporation at the time of the issue of these class “D” shares.

(c)	Adjustment of the premium in the event of a challenge by the Revenue Department

In the event of a disagreement by the Department of National Revenue or by the “Ministère du Revenu du Québec”, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the corporation at the time of the issue of the class “D” shares, the applicable departmental determination shall prevail. The amount of the premium relating to the redemption of the class “D” shares shall be adjusted accordingly, provided the Department in question shall afford the corporation and each holder of class “D” shares, or, in the event of a retraction of all the shares, the corporation and each former holder of class “D” shares, the opportunity of challenging the departmental determination before the Department or before the courts. Where the federal determination differs from the provincial determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.
5.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “D” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 5.5 above or the realizable value of the net assets of the corporation.
6.	CLASS “E” PREFERRED SHARES

The class “E” shares shall have the following rights, privileges, restrictions and conditions:
6.1	Dividends. When the corporation shall declare dividends, each holder of class “E” shares shall be entitled to receive, to the extent of the dividends declared, prior to the holders of class “A”, class “B”, class “C” and class “D” shares, a quarterly preferential and cumulative dividend of nine percent (9%) per year, computed on the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value.” It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

6.2	Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the corporation to the holders of its shares, each holder of class “E” shares shall be entitled, prior to the holders of the common class “A”, class “B”, class “C” and class “D” shares, to repayment of the “redemption value” of the class “E” shares, as defined herein in paragraph 6.5 as “redemption value”, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares.
Insufficient assets
If the assets of the corporation are insufficient in order to pay to the holders of class “E” shares the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of class “E” shares which they hold.

6.3	No right to additional share in profits. The class “E” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the corporation.

6.4	No right to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of class “E” shares shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the corporation, to attend same or to receive notice thereof.

6.5	Right to redeem shares at the option of the holder. Subject to the provisions of subsection 36(2) of the Canada Business Corporations Act, each holder of class “E” shares, at any time and in his or her discretion, shall be entitled, upon written notice, to require the corporation to redeem all or part of his or her shares, at an amount equal to $1 per share, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the class “E” shares (the “redemption value”). The redemption shall follow the procedure outlined in section (A) of part II below.

6.6	Right to purchase shares by mutual agreement. Subject to the provisions of subsections 34(2) and 35(3) of the Canada Business Corporations Act, the corporation, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase or otherwise acquire by mutual agreement and at the best possible price, all or part of the issued and outstanding class “E” shares. However, this purchase price in no way shall exceed the redemption value referred to in paragraph 6.5 above or the realizable value of the net assets of the corporation.
PART II — EXERCISE OF CERTAIN RIGHTS
1.	RIGHT TO REDEEM SHARES AT THE OPTION OF THE HOLDER
1.1	Redemption procedure. Each holder of the class “A”, “B”, “C”, “D” or “E” shares, as the case may be, who wishes to avail himself or herself of his or her right to redeem shares shall deliver to the registered office of the corporation or to the office of its transfer agent a notice in writing indicating the number of shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation as well as the date at which he or she wishes the redemption to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation and shall bear the signature of the person registered in the corporate records book as being the holder of these shares of the applicable class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable class which are being redeemed by the shareholder and which are to be redeemed by the corporation, and without regard to the other classes of shares, the corporation shall proceed to redeem the shares of the applicable class and shall have thirty (30) days from the date of redemption to pay to the shareholder of the applicable class, or, in the event of a redemption of all of the shares, to the former shareholder of the applicable Class, the redemption price of his or her shares.

1.2	Payment beyond the deadline. If the provisions of subsection 36(2) of the Canada Business Corporations Act prevent it from paying the full redemption price to a shareholder or to a former shareholder within the time frame specified above, the corporation shall pay a first installment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

1.3	Partial redemption. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D” or “E” shares, as the case may be, is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this class which have not been retracted and redeemed.

1.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D” or “E” shares, as the case may be, so retracted by the shareholder and redeemed by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.
2.	RIGHT OF CORPORATION TO UNILATERALLY REDEEM SHARES
2.1	Redemption procedure. When the corporation plans to proceed with a redemption of class “A”, “B”, “C”, “D”, or “E” shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any holder of class “A”, “B”, “C”, “D”, or “E” shares whose shares are to be redeemed and who is registered in the corporate records book on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the corporate records book. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

2.2	Partial redemption. If the corporation proceeds to effect a partial redemption of the class “A”, “B”, “C”, “D” or “E” shares, this redemption shall be carried out proportionally to the number of issued and outstanding class “A”, “B”, “C”, “D”, or “E” shares, regardless of fractional shares. If only part of the shareholder’s issued and outstanding class “A”, “B”, “C”, “D” or “E” shares is being redeemed, the corporation shall, without charge, issue to the shareholder in question a new certificate representing his or her class “A”, “B”, “C”, “D” or “E” shares which have not been redeemed.

2.3	Contents of the notice. The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding class “A”, “B”, “C”, “D” or “E” shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender or the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

2.4	Amendment of the stated capital account. The class “A”, “B”, “C”, “D” or “E” shares so redeemed unilaterally by the corporation shall be automatically cancelled at the date of their redemption and the corporation shall reduce accordingly the stated capital account maintained for the class “A”, “B”, “C”, “D”, “E”, or “F” shares, the whole in accordance with the provisions of the Canada Business Corporations Act.
3.	RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT

The class “A”, “B”, “C”, “D” or “E” shares, as the case may be, purchased or otherwise acquired by mutual agreement, shall be automatically cancelled at the date of their purchase or of their acquisition and the corporation shall reduce accordingly the stated capital account maintained for the shares of the appropriate class, the whole in accordance with the provisions of the Canada Business Corporations Act.

SCHEDULE 2
RESTRICTIONS ON SHARE TRANSFERS
     No securities of the corporation, other than non-convertible debt securities, shall be transferred without the consent of the directors expressed by resolution of the board, which consent, however, may validly be given after the transfer has been registered in the corporate records book, in which case the transfer shall be valid and take effect retroactively upon the date on which the transfer or assignment was recorded.

SCHEDULE 3
OTHER PROVISIONS
     The directors of the corporation may appoint one or more directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.